UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2024

ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 402-5202
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC
Long-Term Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Nasdaq Compliance Letter

On December 4, 2024, ThredUp Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has regained compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Nasdaq Minimum Bid Price Requirement”) for continued inclusion on The Nasdaq Global Select Market. As previously disclosed in the Company’s Current Report on Form 8-K filed on September 27, 2024 (the “September 27 8-K”), the Company received a written notice from Nasdaq on September 24, 2024, notifying the Company that it was not in compliance with the Nasdaq Minimum Bid Price Requirement because its Class A common stock (the “Common Stock”) had failed to meet the $1.00 per share minimum bid price requirement for continued inclusion on The Nasdaq Global Select Market. To regain compliance with the Nasdaq Minimum Bid Price Requirement, the Common Stock was required to maintain a closing bid price of $1.00 per share or more for at least 10 consecutive business days. This requirement was met on December 2, 2024.

LTSE Compliance Letter

On December 4, 2024, the Company received a letter from the Listing Qualifications Department of The Long Term Stock Exchange (“LTSE”) notifying the Company that it has regained compliance with the minimum bid price requirement set forth in LTSE Listing Rule 14.501(d)(3)(A) (the “LTSE Minimum Bid Price Requirement”) for continued inclusion on the Long Term Stock Exchange. As previously disclosed in the September 27 8-K, the Company received a written notice from LTSE on September 26, 2024, notifying the Company that it was not in compliance with the LTSE Minimum Bid Price Requirement because its Common Stock had failed to meet the $1.00 per share minimum bid price requirement for continued inclusion on the LTSE. To regain compliance with the LTSE Minimum Bid Price Requirement, the Common Stock was required to maintain a closing bid price of $1.00 per share or more for at least 10 consecutive business days. This requirement was met on December 2, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2024	THREDUP INC.

	By:	/s/ Sean Sobers
Sean Sobers
Chief Financial Officer
(Principal Financial and Accounting Officer)